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                       FIRST FEDERAL SAVINGS BANK OF SIOUXLAND
                            RECOGNITION AND RETENTION PLAN
                                 AND TRUST AGREEMENT


                                      ARTICLE I
                                  THE PLAN AND TRUST

     1.01 First Federal Savings Bank of Siouxland (the "Association") on July 13, 1992, established the First Federal Savings Bank of Siouxland Recognition and Retention Plan (the "Plan") and Trust (the "Trust"). The Association now desires to amend the Plan and Trust to more accurately reflect the Associations intention regarding the treatment of said Plan and Trust under the Internal Revenue Code of 1986 ("Code"), as amended, and the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement, as amended (the "Agreement").

     1.02 The Trustee hereby accepts this Trust, as amended, and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

     1.03 It is the intention of the Association that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                                      ARTICLE II
                            PURPOSE OF THE PLAN AND TRUST

     2.01 The purpose of the Plan is to retain employees and officers of experience and ability by providing such persons with a proprietary interest in the Association as compensation for their contributions to the Association and its Affiliates and as an incentive to make such contributions and to promote the Association's growth and profitability in the future.

     2.02 The purpose of the Trust is to provide a vehicle into which the Association can contribute assets to be held, subject to the claims of the Association's creditors in the event of the Association's Insolvency, as defined herein, until paid to Plan Recipients and their Beneficiaries in such manner and at such times as specified in the Plan.


                                     ARTICLE III
                                     DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "AFFILIATE" means the Company and those subsidiaries of the Association or the Company which, with the consent of the Board, agree to participate in this Plan.

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     3.02   "ASSOCIATION" means First Federal Savings Bank of Siouxland.

     3.03 "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.04   "BOARD" means the Board of Directors of the Association.

     3.05 "COMMITTEE" means a Committee of the Board consisting of all Directors of the Association or a committee appointed by the majority thereof. Notwithstanding anything herein to the contrary, no Recipient hereunder, as defined herein, shall be appointed as a member of the Committee.

     3.06   "COMMON STOCK" means shares of the common stock of the Association.

     3.07 "COMPANY" shall mean First Federal Bankshares, M.H.C., the mutual holding company of the Association.

     3.08 "CONVERSION TRANSACTION" means the conversion of the Company from the mutual to the stock form of organization either on a stand-alone basis or in the context of a merger conversion.

     3.09 "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

     3.10 "EMPLOYEE" means any person who is currently employed by the Association or an Affiliate, including officers and who would be considered a member of a select group of management or highly compensated employees for purposes of Title I of ERISA.

     3.11 "MINORITY STOCK OFFERING" means one or more offerings of Common Stock by the Association to persons other than the Company.

     3.12 "NORMAL RETIREMENT" means retirement at the normal or early retirement date as set forth in the First Federal Savings and Loan Association Retirement Plan.

     3.13 "PLAN SHARES" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

     3.14 "PLAN SHARE AWARD" means a right granted under this Plan to earn Plan Shares.

     3.15 "PLAN SHARE RESERVE" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.


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     3.16   "RECIPIENT" means an Employee or Director who receives a Plan Share
Award under the Plan.

     3.17 "REORGANIZATION" means the reorganization of First Federal Savings and Loan Association of Sioux City as a mutual holding company and the establishment of the Association as its majority-owned subsidiary.

     3.18 "TRUSTEE" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein. Notwithstanding anything herein to the contrary, no Recipient hereunder, as defined herein, shall be nominated or appointed as Trustee.


                                      ARTICLE IV
                              ADMINISTRATION OF THE PLAN

     4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee(s) in accordance with the provision of this Plan and Trust and the terms of Article VIII..

     4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee or Trustees shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan; PROVIDED, HOWEVER, that except as provided in Section 7.01(d), the Board may not revoke any Plan Share Award except in the event of Revocation for Misconduct, or with respect to unearned Plan Share Awards in the event a Recipient of a Plan Share Award voluntarily terminates employment with the Association prior to Normal Retirement.

     4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee or the Trustee(s) shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.
If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Association shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and


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in a manner he reasonably believed to be in the best interests of the
Association and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.


                                      ARTICLE V
                          CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Association and its Affiliates to the Trust established under this Plan. Such amounts shall be paid to the Trustees at the time of contribution. No contributions by Employees shall be permitted.

     5.02 INITIAL INVESTMENT. Any amounts held by the Trust prior to the effective date of the Reorganization and the Minority Stock Offering shall be invested by the Trustee in such interest-bearing account or accounts at the Association as the Trustee shall determine to be appropriate.

     5.03   INVESTMENT OF TRUST ASSETS UPON THE REORGANIZATION; CREATION OF
PLAN SHARE RESERVE. Upon the consummation of the Reorganization and the Minority Stock Offering, the Trustee may invest up to one hundred percent (100%) of the Trust's assets in Common Stock of the Association except as otherwise provided below; PROVIDED, HOWEVER, that the Trust shall not invest in more than 18,900 shares of Common Stock (or three percent (3.0%) of the shares of Common Stock issued in connection with the Reorganization). Any Common Stock so purchased shall constitute the "Plan Share Reserve." Any earnings received with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

     5.04 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Section 6.02, or the decision of the Committee to return Plan Shares to the Association, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award that may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.


                                      ARTICLE VI
                               ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY. Employees of the Association and its Affiliates are eligible to receive Plan Share Awards.

     6.02 ALLOCATIONS. The Committee may determine which of the Employees referenced in Section 6.01 will be granted Plan Share Awards and the number of Shares covered by each Award; PROVIDED, HOWEVER, that the number of Shares covered by such Awards may not exceed the number of Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and PROVIDED FURTHER, that in no event shall any Awards be made that will violate the Charter, Bylaws or Plan of Reorganization from Mutual Savings Association to Mutual Holding Company and Stock Issuance of the Association or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, the Committee, from time to time, may determine which of the Employees referenced in
Section 6.01 will be granted


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additional Plan Share Awards to be awarded from forfeited Plan Shares.  In selecting those Employees to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Association and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Association and its Affiliates. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award has been granted, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of the initial grant of Plan Share Awards. The date on which the Committee so notifies the Recipient shall be considered the date of grant of any subsequent Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee and the Board, nor shall the salaried Employees as a group have such a right. The Committee, with the approval of the Board (or if so directed by the Board), may return all Common Stock in the Plan Share Reserve to the Association at any time, and cease issuing Plan Share Awards.


                                     ARTICLE VII
                EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01   EARNING PLAN SHARES; FORFEITURES

     (a) GENERAL RULES. Unless the Committee shall specifically state to the contrary at the time a Plan Share award is granted, Plan Shares subject to an Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award at the end of each full twelve months of consecutive employment with the Association or an Affiliate after the date of grant of the Award; PROVIDED, HOWEVER, that the Committee may provide for a less or more rapid earnings rate than that set forth herein for all Awards or for any given Award. If the employment of a Recipient is terminated prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to earn any Shares subject to the Award that have not theretofore been earned.

     In determining the number of Plan Shares that are earned, fractional shares shall be rounded down to the nearest whole number; PROVIDED that such fractional shares shall be aggregated and earned, on the fifth anniversary of the date of grant.

     (b) EXCEPTION FOR TERMINATION DUE TO DEATH, DISABILITY AND NORMAL RETIREMENT. Notwith-standing the general rule contained in Section 7.01(a), Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Association or an Affiliate terminates due to death, Disability or


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Normal Retirement, or any part thereof that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of employment with the Association or an Affiliate.

     (c) EXCEPTION FOR TERMINATIONS AFTER A CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Association or an Affiliate terminates following a Change in Control of the Association or the Company shall be deemed earned as of the Recipient's last day of employment with the Association or an Affiliate. A "Change in Control" of the Association shall mean (i) a plan of reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Association or the Company or a similar transaction occurs in which the Association or the Company is not the resulting entity; (ii) individuals who constitute the board of directors of the Association or the board of directors of the Company cease for any reason to constitute a majority thereof; or (iii) a change in control within the meaning of 12 C.F.R. Section 574.4 occurs, as determined by the board of directors of the Association or the Company; PROVIDED, HOWEVER, that a change in control shall not be deemed to occur under 7.01(c)(i) or 7.01(c)(iii) of this section if the transaction(s) constituting a change in control is approved by a majority of the board of directors of the Association or the Company, as the case may be. In the event that the Company converts from the mutual form of organization to the stock form of organization on a stand-alone basis at any time subsequent to the effective date of this Agreement ("Stock Company"), a "change in control" of the Association or the Stock Company for purposes of this Agreement shall mean an event of a nature that: (I) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (II) results in a Change in Control of the Association or the Stock Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof; or (III) without limitation, such a change in control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Association purchased by the Association's employee stock ownership plan and trust; or (b) individuals who constitute the Board of the Association or the Stock Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; PROVIDED that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Stock Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization is adopted, or a merger, consolidation, sale of all or substantially all the assets of the Association or the Stock Company or similar transaction occurs in which the Association or the Stock Company is not the resulting entity; or (d) a proxy statement soliciting proxies from stockholders of the Stock Company, by someone other than the current management of the Stock Company seeking stockholder approval of a plan of reorganization, merger or consolidation of the Stock Company or Association or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Association or the Stock Company shall be distributed; or (e) a tender offer is made for 20% or more of the voting securities of the Association or Stock Company.

     (d) REVOCATION FOR CAUSE. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof,


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previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the Association or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for Cause.
"Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) that results in a material loss to the Association or an Affiliate, or final cease-and-desist order.

     7.02 ACCRUAL OF DIVIDENDS. Whenever Plan Shares are paid to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award was granted and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

     7.03   DISTRIBUTION OF PLAN SHARES

     (a) TIMING OF DISTRIBUTIONS; GENERAL RULE. Except as provided in subsection (b) below, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

     (b)    TIMING; EXCEPTION FOR 10% SHAREHOLDERS.  Notwithstanding subsection
(a) above, no Plan Shares may be distributed prior to the date that is five (5) years from the effective date of the Reorganization to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such shares own in excess of ten (10) percent of the issued and outstanding shares of Common Stock, including shares held by the Company. Any Plan Shares remaining unpaid solely by reason of the operation of this subsection (b) shall be paid to the Recipient or his Beneficiary on the date that is five (5) years from the effective date of the Reorganization.

     (c) FORM OF DISTRIBUTION. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated cash dividends (and earning thereon) shall be made in cash.

     (d) WITHHOLDING. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Association or Affiliate that employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     7.04 VOTING OF PLAN SHARES. All shares of Common Stock held by the Trust shall be voted by the Trustee.


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                                     ARTICLE VIII
                                        TRUST

     8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan. The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Association and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Association. Any assets held by the Trust will be subject to the claims of the Association's general creditors under federal and state law in the event of Insolvency, as defined in Section 8.06.

     8.02 GRANTOR TRUST. The Trust is intended to be a grantor trust, of which the Association is the grantor, within the meaning of Subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     8.03 REVOCABILITY. The Trust hereby established shall be revocable by the Association.

     8.04 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that, subject to the provisions of this Plan, the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligation of the Trust. Notwithstanding anything herein to the contrary, the Association shall have the right at anytime, and from time to time in its sole discretion to substitute assets of equal fair market value for any asset held by the Trust. This right is exercisable by the Association in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

     (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for the Trustee or other fiduciaries. In making such investments, the Trustee is authorized to purchase Common Stock from the Association or an Affiliate or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

     (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Association), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

     (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.


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     (d)    To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

     (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

     (f)    To employ brokers, agents, custodians, consultants and accountants.

     (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

     (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.05 INSOLVENCY OF BANK. (a) In the event of the Association's Insolvency, the Trustee shall cease payment of benefits to Plan participants and their Beneficiaries. The Association shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Association is unable to pay its debts as they become due, (ii) the Association is subject to a pending proceeding as a debtor under the United States Bankruptcy Code, if applicable, or (iii) the Association is subject to liquidation proceedings under applicable federal and state laws.

     (b) At all times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Association under federal and state law as set forth below.

            (1) The Board and the Chief Executive Officer of the Association shall have the duty to inform the Trustee in writing of the Association's Insolvency. If a person claiming to be a creditor of the Association alleges in writing to the Trustee that the Association has become Insolvent, the Trustee shall determine whether the Association is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan Recipients or their Beneficiaries.

            (2) Unless the Trustee has actual knowledge of Bank's Insolvency, or has received notice from the Association or a person claiming to be a creditor alleging that the Association is Insolvent, the Trustee shall have no duty to inquire whether the Association is Insolvent. The Trustee may in all events rely on such evidence concerning the Association's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning Bank's Insolvency.

            (3) If at any time the Trustee has determined that the Association is Insolvent, Trustees shall discontinue payments to Plan Recipients or their Beneficiaries and shall hold the assets of the Trust for the benefit of the Association's general creditors. Nothing in this Trust shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Association with respect to benefits due under the Plan or otherwise.


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

            (4) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries only after the Trustee has determined that the Association is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 8.05(b)(3) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Recipients or their Beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan Recipients or their Beneficiaries by the Association in lieu of the payments provided for hereunder during any such period of discontinuance.

     8.06 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.07 EARNINGS. All earnings, gains and losses with respect to Trust assets shall be accumulated and reinvested, and shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

     8.08 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be borne by the Association.

     8.09 INDEMNIFICATION. The Association shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.


                                      ARTICLE IX
                                    MISCELLANEOUS

     9.01 ADJUSTMENTS FOR CAPITAL CHANGES. In the event of any change in the outstanding shares of Common Stock of the Association by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Association, the Committee shall adjust the aggregate number of Plan Shares available for issuance pursuant to the Plan and shall adjust the number of shares to which any Plan Share Award relates to prevent dilution or enlargement of the rights granted to the Recipient under the Plan.

     9.02   TREATMENT OF PLAN SHARES IN THE EVENT OF CONVERSION TRANSACTION.
In the event that the Holding Company converts to stock form in a Conversion Transaction ("Stock Holding Company"), any Plan Share Awards and rights to Plan Shares may be exchanged into shares of Common Stock of the


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Stock Holding Company, provided, however, that if for any reason such shares are not to be exchanged, the Stock Holding Company shall, simultaneously with the closing of the Conversion Transaction, purchase Plan Share Awards and rights to Plan Shares for cash equal to the fair market value of such Awards or Shares.
Any exchange of shares or cash payment for shares shall be subject to applicable federal and state regulations and, if necessary, subject to the approval of the appropriate Regulatory authorities.

     9.03 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan. This Trust may be amended by a written instrument executed by Trustees and the Association. The power to amend or terminate shall include the power to direct the Trustee to return to the Association all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees to whom they are allocated. However, the termination of the Trust shall not affect a Recipient's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or Board.

     9.04 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03.

     9.05 EMPLOYMENT RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Association or an Affiliate thereof, or the Company.

     9.06 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04, prior to the time said Plan Shares are actually distributed to such Recipient.

     9.07 GOVERNING LAW. The Plan and Trust and this Agreement shall be governed by the laws of the State of Iowa.

     9.08 EFFECTIVE DATE. This Plan is effective as of the effective date of the Reorganization (the "Effective Date"). Following the Reorganization and Minority Stock Offering, the Plan may, but is not required to be presented to shareholders of the Association; PROVIDED, HOWEVER, that the failure to obtain shareholder ratification will not affect the validity of the Plan and the awards granted thereunder.

     9.09 TERM OF PLAN. This Plan shall remain in effect until the earlier of (1) 21 years from the Effective Date, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.



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